UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 26, 2011

FelCor Lodging Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	333-39595-01	75-2544994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report updates Items 6,7 and 8 of our Annual Report for the year ended December 31, 2010 (our "2010 10-K") to reflect (i) discontinued operations of three hotels designated as held for sale at June 30, 2011 and three hotels sold in the second quarter of 2011, (ii) subsequent events and (iii) consolidating financial information for additional subsidiary guarantors of our senior notes (which were added when we issued our 6.75% senior notes in May 2011). These updated items are filed herewith as Exhibit 99.1. In all other respects our 2010 10‑K remains unchanged. This current report also includes financial statements for recently acquired subsidiary guarantors of our senior notes, filed herewith as Exhibit 99.2.

Item 9. Financial Statements and Exhibits.

(a)    Financial statements of business acquired.
None.

(b)    Pro forma financial information.
None.

(c)    Exhibits.
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

31.1	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements

99.2	Financial statements for recently acquired subsidiary guarantors to senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FELCOR LODGING LIMITED PARTNERSHIP
a Delaware limited partnership

	By:	FelCor Lodging Trust Incorporated
Its general partner

Date: August 26, 2011	By:	/s/ Lester C. Johnson
		Name: Title:	Lester C. Johnson Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

31.1	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements

99.2	Financial statements for recently acquired subsidiary guarantors to senior notes.